UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

Black Diamond Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street, 10th Floor Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-252-0848

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08.	Shareholder Director Nominations.

On March 10, 2021, the Board of Directors of Black Diamond Therapeutics, Inc. (the “Company”) established June 18, 2021 as the date for the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held online at 9:00 a.m. Eastern Time, and established April 21, 2021 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. Because the Company did not hold an annual meeting the previous year, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary c/o One Main Street, 10th Floor, Cambridge, MA 02142 on or before the close of business on April 23, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the Annual Meeting. The April 23, 2021 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in accordance with the requirements contained in the Company’s Amended and Restated By-laws (the “By-laws”), stockholders who wish to bring business before the Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the By-laws) is received by the Company’s Secretary at the address specified above no later than the close of business on April 23, 2021. Any such proposal must meet the requirements set forth in the By-laws in order to be brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK DIAMOND THERAPEUTICS, INC.

April 21, 2021	By:	/s/ Thomas Leggett
	Name:	Thomas Leggett
	Title:	Chief Financial Officer and Principal Financial Officer